SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 21, 1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of March 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS1)


                 Residential Asset Securities Corporation
 (Exact name of registrant as specified in its charter)

     DELAWARE                        33-56893           51-0362653
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                        File Number)     Identification
                                                              No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000







Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          23.9. Consent of Coopers & Lybrand L.L.P., independent auditors of the Certificate Insurer with respect to Mortgage Pass-Through Certificates, Series
1996-KS1, Class A.



                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:     /s/ William E Waldusky
                              Name: William E. Waldusky
                              Title:     Vice President


Dated:  March 21, 1996




                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES  CORPORATION


                              By:
                              Name: William E. Waldusky
                              Title:     Vice President


Dated:  March 21, 1996


           CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in the Prospectus Supplement to the Prospectus dated June 22, 1995 to Registration Statement No. 33-56893 of our report dated
February 1, 1995 on our audits of the
consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts."

                                         Coopers & Lybrand L.L.P.

March 20, 1996
New York, New York